--------------------------------------------------------------------------------
                        THE BLACKROCK INCOME TRUST INC.
                         ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
--------------------------------------------------------------------------------
                                                               November 30, 1998









Dear Shareholders:

     Over the past twelve months, U.S. Treasury securities have experienced a strong rally, as investors sought a safe haven from global market turmoil and the Federal Reserve continued to cut interest rates. Other segments of the fixed income market have lagged behind Treasuries, but still produced positive returns since our last report. We anticipate that the Federal Reserve will remain prepared to combat any signs of a credit crunch through interest rate cuts, and given the unstable economic situation in Brazil, the Fed likely will retain a loosening bias.

     Despite previous worries of a second half slowdown in 1998, the U.S. economy continues to expand rapidly. Third quarter GDP registered a 3.3% annualized growth rate, supported by strong consumer spending. This momentum, however, may not continue as briskly into the new year, based on weaker corporate profits and a loosening of the labor markets. Already, major corporations have warned of slower profit growth and announced major layoffs.

     This report contains detailed market and portfolio strategy by your Trust's managers in addition to the Trust's audited financial statements and a detailed portfolio list of the portfolio's holdings. We thank you for your continued investment in the Trust and look forward to serving your investment needs in the future.



Sincerely,


/s/ Laurence D. Fink     /s/ Ralph L. Schlosstein
--------------------     ------------------------


Laurence D. Fink         Ralph L. Schlosstein
Chairman                 President

                                                              November 30, 1998


Dear Shareholder:

     We are pleased to present the annual report for The BlackRock Income Trust Inc. ("the Trust") for the fiscal year ended October 31, 1998. We would like to take this opportunity to review the Trust's stock price and net asset value
(NAV) performance, summarize market developments and discuss recent portfolio management activity.

     The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BKT". The Trust's investment objective is to provide high current income consistent with the preservation of capital. The Trust seeks this objective by investing primarily in mortgage-backed securities backed by U.S. Government agencies (such as Fannie Mae, Freddie Mac or Ginnie Mae) and, to a lesser extent, U.S.
Government   securities,   asset-backed   securities   and   privately   issued
mortgage-backed securities. At least 85% of the Trust's assets must be issued or guaranteed by the U.S. government or its agencies or rated "AAA" by Standard & Poor's or "Aaa" Moody's (up to 5% can be unrated and deemed by the Adviser to be of equivalent credit quality); the remaining 15% of the Trust's assets must be rated at least "AA" by Standard & Poor's or "Aa" by Moody's at time of purchase.

     The table below summarizes the performance of the Trust's stock price and NAV over the period:



                       ------------------------------------------------

                                10/31/98     10/31/97      CHANGE       HIGH        LOW
 STOCK PRICE                  $ 6.9375     $ 6.875         0.91%     $ 7.25     $ 6.75
 NET ASSET VALUE (NAV)        $ 7.94       $ 8.12        ( 2.22%)    $ 8.36     $ 7.83
 10-YEAR U.S. TREASURY NOTE    4.61   %     5.83  %      (20.93%)     5.95%      4.16%

THE FIXED INCOME MARKETS

     The first half of the Trust's fiscal year was characterized by the positive momentum and bull market trend that brought Treasury yields towards historic lows. The low Treasury yields were due to budget surplus projections as well as the Fed's decision to move from a tightening to a neutral policy. The positive economic momentum throughout the first half of the fiscal year was strengthened by unseasonably warm weather that led to increased consumer spending and job gains, and a less than expected impact on trade from the Asian financial crisis.

     GDP growth measured at a very strong 5% for the first quarter of 1998; however, signs of a slowdown became evident when economic data for April and May began to lag.

     The second half of the trust's fiscal year witnessed virtually unparalleled market turbulence. During the second quarter of 1998, GDP growth faltered to a 1.8% rate due to slower output and an increasing trade deficit created by a strong U.S. dollar. Although consumers continued their spending domestically, demand for U.S. goods abroad faltered, as the strong dollar and weakness overseas, especially Asia, drove prices for U.S. goods higher relative to foreign goods.

     In the Trust's final quarter, U.S. GDP growth rebounded to a 3.3% pace; however, the instability in global financial markets began to rattle investor confidence. The devaluation of the Russian ruble and the fear of a possible devaluation of the Brazilian currency caused a flight-to-quality to U.S. Treasuries. Spread sectors widened dramatically as a result of the sell-off. In addition, the global financial markets witnessed a credit crunch where even higher-grade securities were affected. This dramatic shift of investor sentiment culminated in the near collapse of a prominent hedge fund.

     The Treasury market rally pushed Treasury yields to historic levels below the 5% barrier. In response, to the financial fragility in the third quarter 1998 the Fed eased interest rates on September 29, 1998 by 25bps and again on October 15, in an unusual between-meetings move. On November 17, the Fed eased interest rates again by 25bps.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

     BlackRock actively manages the Trust's portfolio holdings consistent with BlackRock's overall market outlook and the Trust's investment objectives. The Trust is managed to maintain an interest rate sensitivity (or duration) approximately 150% of the Salomon Brothers Mortgage Index; this means that the portfolio's NAV will change roughly 1.5 times the price of the Index given a change in interest rates.

     The following chart compares the Trust's current and October 31, 1997 asset composition:



                                SECTOR BREAKDOWN



COMPOSITION                                           OCTOBER 31, 1998   OCTOBER 31, 1997
        Agency Multiple Class Mortgage Pass-Throughs        19%                14%
        Adjustable & Inverse Floating Rate Mortgages        17%                20%
        U.S. Government Securities                          17%                15%
        Commercial Mortgage-Backed Securities               10%                 3%
        Principal Only Mortgage-Backed Securities            9%                13%
        FHA Project Loans                                    9%                 9%
        Interest Only Mortgage-Backed Securities             6%                12%
        Mortgage Pass-Throughs                               6%                 8%
        Non-Agency Multiple Class Mortgage Pass-Throu        3%                 4%
        Asset Backed Securities                              3%                 1%
        CMO Residuals                                        1%                 1%

     Global instability has caused a flight to quality to US Treasuries causing mortgages to severely underperform Treasuries as well as the broad bond market. During the period, mortgage-backed securities (MBS), as measured by the Salomon Brothers Mortgage Index, underperformed the broader investment grade domestic bond market (Lehman Aggregate Index) on a total return basis by 7.29% vs. 9.33%.

     We look forward to continuing to manage the Trust to benefit from the opportunities available to investors in the fixed income markets as well as to maintain the Trust's ability to meet its investment objectives. We thank you for your investment in the BlackRock Income Trust Inc. Please feel free to contact our marketing center at (800) 227-7BFM (7236) if you have specific questions which were not addressed in this report.




Sincerely,


/s/ ROBERT S. KAPITO                   /s/ MICHAEL P. LUSTIG
--------------------                   ----------------------


Robert S. Kapito                       Michael P. Lustig
Vice Chairman and Portfolio Manager    Director and Portfolio Manager
BlackRock Financial Management, Inc.   BlackRock Financial Management, Inc.



                          THE BLACKROCK INCOME TRUST INC.
  Symbol on New York Stock Exchange:                                BKT
  Initial Offering Date:                                      July 22, 1988
  Closing Stock Price as of October 31, 1998:                 $ 6.9375
  Net Asset Value as of October 31, 1998:                     $ 7.94
  Yield on Closing Stock Price as of 10/31/98 ($6.9375)1:       8.11%
  Current Monthly Distribution per Share2:                    $ 0.046875
  Current Annualized Distribution per Share2:                 $ 0.562500

1Yield on Closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price per share.
2The distribution is not constant and is subject to change.

--------------------------------------------------------------------------------
THE BLACKROCK INCOME TRUST INC.
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1998





                        PRINCIPAL
  RATING*                 AMOUNT                                                            VALUE
(UNAUDITED)               (000)                         DESCRIPTION                       (NOTE 1)
===============   ===================== ==========================================   ==================
                                        LONG-TERM INVESTMENTS-136.4%
                                        MORTGAGE PASS-THROUGHS-19.4%
                                        Federal Home Loan Mortgage Corp.,
                      $      3,792+     7.50%, 7/01/07 - 2/01/23 .................   $ 3,887,006
                               949+     8.00%, 11/01/15 ..........................       984,135
                             1,583      8.50%, 3/01/06 - 3/01/08, 15 year.........     1,650,079
                             2,570      9.00%, 9/01/20 ...........................     2,730,752
                                        Federal Housing Administration,
                             4,223      Brookville, 7.50%, 8/01/28 ...............     4,434,590
                                        GMAC,
                             6,137       Series 33, 7.43%, 9/01/21 ...............     6,383,299
                             2,128       Series 46, 7.43%, 1/01/22 ...............     2,213,895
                               877       Series 48, 7.43%, 6/01/22 ...............       931,776
                               311       Series 51, 7.43%, 2/01/23 ...............       322,839
                             7,229       Series 56, 7.43%, 11/01/22 ..............     7,314,180
                             1,249      Merrill, Series 54, 7.43%, 5/15/23........     1,300,918
                             1,248      Middlesex, 8.625%, 9/01/34 ...............     1,321,837
                             4,482      Continental, 7.30%, 2/01/13 ..............     4,639,186
                             1,038      Reilly, Series 41, 8.30%, 3/01/20 ........     1,071,154
                             2,852      Tuttle Grove, 7.25%, 10/01/35 ............     2,974,759
                                        USGI,
                             4,279       Polaris 982, 7.43%, 11/01/21 ............     4,451,020
                               913       Series 87, 7.43%, 12/01/22 ..............       950,606
                             4,804       Series 99, 7.43%, 10/01/23 ..............     5,010,415
                             2,719       Series 1003, 7.43%, 3/01/24 .............     2,786,530
                             2,715       Series 6302, 7.43%, 12/01/21 ............     2,824,772
                             6,933      Yorkville, Series 6094, 7.43%,
                                         6/01/21 .................................     7,208,255
                                        Federal National Mortgage Association,
                             5,711+      7.50%, 11/01/14 - 9/01/23,
                                         18 year Multifamily .....................     6,035,807
                             4,746+      8.00%, 5/01/08 - 5/01/22 Multifamily......     5,002,664
                               716      9.317%, 6/01/19, 10 year Multifamily......       813,963
                             1,438++      9.497%, 6/01/24, Multifamily .............     1,506,638
                                89      9.50%, 1/01/19 - 6/01/20 .................        95,488
                                        Government National Mortgage
                                        Association,
                               550      7.00%, 10/15/17 ..........................       563,216
                            15,799+     7.50%, 8/15/21 - 12/15/23 ................    16,268,442
                                40      8.50%, 5/15/01 - 2/15/17 .................        42,311
                               685      9.00%, 6/15/18 - 9/15/21 .................       729,875
                                                                                     -----------
                                                                                      96,450,407
                                                                                     -----------
                                        MULTIPLE CLASS MORTGAGE
                                        PASS-THROUGHS-53.7%
AAA                            833      Collateralized Mortgage Obligation
                                        Trust, Series 13, Class Q,
                                         1/20/03, (ARM) ..........................       926,589
                                        Countrywide Funding Corp.,
                                        Mortgage Certificates,
AAA                          3,394      Series 1993-10, Class A-8,
                                         1/25/24, (ARM) ..........................     3,327,754
Aa                           6,202      Series 1994-9, Class A-16,
                                         5/25/24, (ARM) ..........................     5,901,129


                        PRINCIPAL
  RATING*                 AMOUNT                                                            VALUE
(UNAUDITED)               (000)                         DESCRIPTION                       (NOTE 1)
===============   ===================== ==========================================   ==================
AAA                       $  16,795++   DLJ Mortgage Acceptance Corp.**,
                                        Series 1998-2, Class A-1,
                                         6/19/28 .................................   $16,818,180
                                        Federal Home Loan Mortgage
                                        Corp., Multiclass Mortgage
                                        Participation Certificates,
                            27,426+     Series G-13, Class 13-PP,
                                         5/25/21, (I) ............................     6,788,315
                             1,980      Series G-24, Class G24-SG,
                                         11/25/23, (ARM) .........................     2,044,661
                             7,500      Series 1104, Class 1104-L,
                                         6/15/21 .................................     7,906,875
                             1,742+     Series 1347, Class 1347-HC,
                                         12/15/21 ................................     1,683,748
                             2,000      Series 1523, Class 1523-SA,
                                         6/15/23, (ARM) ..........................     1,831,000
                               658      Series 1534, Class 1534-NE,
                                         6/15/23, (ARM) ..........................       660,967
                             2,453++      Series 1541, Class 1541-T,
                                         7/15/23 .................................     2,432,377
                             1,539      Series 1559, Class 1559- WA,
                                         7/15/22 .................................     1,550,570
                            13,281+     Series 1584, Class 1584-FB**,
                                         9/15/23 .................................    13,618,156
                             1,195      Series 1590, Class 1590-OA,
                                         10/15/23, (ARM) .........................     1,363,412
                               332      Series 1596, Class 1596-SB,
                                         12/15/12, (ARM) .........................       330,976
                             3,892      Series 1608, Class 1608-SD,
                                         6/15/23, (ARM) ..........................     3,962,857
                               362      Series 1609, Class 1609-KA,
                                         11/15/23 ................................       364,179
                             1,744      Series 1611, Class 1611-PD,
                                         11/15/23, (ARM) .........................     1,457,999
                               500      Series 1625, Class 1625-SL,
                                         12/15/08, (ARM) .........................       545,000
                             6,543      Series 1627, Class 1627-S,
                                         12/15/23, (ARM) .........................     6,061,828
                             5,038      Series 1627, Class 1627-SC,
                                         12/15/23, (ARM) .........................     4,310,582
                             3,084      Series 1629, Class 1629-OD,
                                         12/15/23, (ARM) .........................     2,393,176
                             8,000      Series 1673, Class 1673-SD
                                         2/15/24, (ARM) ..........................     8,277,500
                               687      Series 1720, Class 1720-PK,
                                         1/15/24, (I) ............................       239,955
                             1,225++    Series 1750, Class 1750-PC,
                                         3/15/24, (P) ............................     1,072,904
                             4,564      Series 1882, Class 1882-PJ,
                                         4/15/22, (I) ............................       580,049
                             8,208      Series 1910, Class 1910-IC,
                                         5/15/25, (I) ............................     1,646,146

See Notes to Financial Statements.
                                       5

                        PRINCIPAL
  RATING*                 AMOUNT                                                        VALUE
(UNAUDITED)               (000)                       DESCRIPTION                     (NOTE 1)
===============   ===================== ======================================   ==================
                       $    67,873      Series 1914, Class 1914-PC,
                                         12/15/11, (I) .......................   $1,476,247
                            11,214      Series 1992, Class 1992-PV,
                                         9/15/27, (I) ........................    4,509,848
                            16,189      Series 1998, Class 1998-L,
                                         3/25/20, (I) ........................    1,165,938
                            17,644      Series 1998, Class 1998-PK,
                                         12/18/21, (I) .......................    2,370,575
                             9,955      Series 2037, Class 2037-IB,
                                         12/15/26, (I) .......................    2,366,380
                            10,000      Series 2062, Class 2062-QL,
                                         3/15/28, (I) ........................    2,948,897
                             4,500      Series 2066, Class 2066-PJ,
                                         12/15/26, (I) .......................      887,145
                            18,000      Series 2080, Class 2080-PL,
                                         1/15/27, (I) ........................    4,342,500
                                        Federal National Mortgage Association,
                                        REMIC Pass-Through Certificates,
                             3,460      Trust G-92, Class 5-H,
                                         1/25/22, (I) ........................      922,715
                             2,582      Trust 1988-16, Class16-B,
                                         6/25/18 .............................    2,764,678
                             4,697@     Trust 1990-12, Class 12-G,
                                         2/25/20 .............................    4,511,374
                            10,088      Trust 1991-15, Class 15-S,
                                         6/25/21, (I) ........................    1,682,921
                             2,416      Trust 1991-38, Class 38-F,
                                         4/25/21, (ARM) ......................    2,475,702
                             2,045@@    Trust 1991-38, Class 38-SA,
                                         4/25/21, (ARM) ......................    2,112,421
                             2,152      Trust 1991-87, Class 87-S,
                                         8/25/21, (ARM) ......................    2,470,422
                               882      Trust 1992-12, Class 12-C,
                                         2/25/22, (I) ........................      275,267
                             6,000+     Trust 1992-43, Class 43-E,
                                         4/25/22 .............................    6,426,960
                             3,041      Trust 1992-187, Class 187-JA,
                                         10/25/06, (I) .......................      229,931
                             8,774      Trust 1992-200, Class 200-K,
                                         11/25/21, (I) .......................    1,066,550
                               719      Trust 1993-27, Class 27-SB,
                                         8/25/23, (ARM) ......................      678,102
                             9,996      Trust 1993-46, Class 46-J,
                                         5/25/22, (I) ........................      791,913
                               565      Trust 1993-50, Class 50-SH,
                                         1/25/23, (ARM) ......................      545,514
                             1,040++    Trust 1993-53, Class 53-M,
                                         4/25/23 .............................    1,037,143
                             2,202      Trust 1993-82, Class 82-SC,
                                         5/25/23, (ARM) ......................    2,370,445
                               817      Trust 1993-87, Class 87-L,
                                         6/25/23 .............................      824,580
                               604      Trust 1993-116, Class 116-SB,
                                         7/25/23, (ARM) ......................      569,420


                        PRINCIPAL
  RATING*                 AMOUNT                                                        VALUE
(UNAUDITED)               (000)                       DESCRIPTION                     (NOTE 1)
===============   ===================== ======================================   ==================
                       $       617      Trust 1993-129, Class 129-SE,
                                         8/25/08, (ARM) ......................   $  620,185
                               817      Trust 1993-167, Class 167-SA,
                                         9/25/23, (ARM) ......................      836,150
                             6,000@@    Trust 1993-169, Class 169-SC,
                                         3/25/23, (ARM) ......................    5,194,020
                             3,000      Trust 1993-170, Class 170-SC,
                                         9/25/08, (ARM) ......................    3,232,230
                             2,035+     Trust 1993-178, Class 178-A,
                                         9/25/23 .............................    2,021,449
                             2,776      Trust 1993-179, Class 179-SC,
                                         10/25/23, (ARM) .....................    3,375,884
                             2,871      Trust 1993-179, Class 179-VC,
                                         10/25/21, (ARM) .....................    2,464,576
                             1,345      Trust 1993-183, Class 183-SM
                                         10/25/23, (ARM) .....................    1,351,540
                             4,000      Trust 1993-196, Class 196-SC,
                                         10/25/08, (I) .......................    4,359,720
                            16,000      Trust 1993-201, Class 201-JC,
                                         5/25/19, (I) ........................    2,624,160
                            10,000      Trust 1993-202, Class 202-QA,
                                         6/25/19, (I) ........................      821,875
                             1,776      Trust 1993-223, Class 223-SJ,
                                         12/25/23, (ARM) .....................    1,495,694
                             2,802      Trust 1993-224, Class 224-S,
                                         11/25/23, (ARM) .....................    2,599,171
                             1,786      Trust 1993-224, Class 224-SH,
                                         11/25/23, (ARM) .....................    1,715,144
                             2,562      Trust 1993-247, Class 247-SN,
                                         12/25/23, (ARM) .....................    2,817,815
                             4,854      Trust 1993-248, Class 248-FB,
                                         9/25/23, (ARM) ......................    4,503,974
                             2,988      Trust 1993-256, Class 256-F,
                                         11/25/23, (ARM) .....................    2,920,057
                             3,777      Trust 1994-14, Class 14-S,
                                         10/25/23, (ARM) .....................    2,750,095
                             5,574      Trust 1994-19, Class 19-SB**,
                                         1/25/24, (ARM) ......................    3,791,808
                               387      Trust 1994-27, Class 27-SE,
                                         3/25/23, (ARM) ......................      438,656
                            14,300      Trust 1996-14, Class 14-E,
                                         8/25/23, (P) ........................    7,936,500
                             6,797++    Trust 1996-14, Class 14-M,
                                         10/25/21 ............................    6,170,475
                            25,000      Trust 1997-50, Class 50-HK,
                                         8/25/27, (I) ........................    6,358,697
                            51,000++    Trust 1997-90, Class 90-M,
                                         1/25/28, (I) ........................   16,941,562
                            13,562      Trust 1998-12, Class 12-PL,
                                         7/18/19, (I) ........................    1,330,807
                             7,378      Trust 1998-25, Class 25-PG,
                                         3/18/22, (I) ........................      908,451
                            10,000      Trust 1998-45, Class 45-PL
                                         3/18/24, (I) ........................    2,218,750

See Notes to Financial Statements.
                                       6

                        PRINCIPAL
  RATING*                 AMOUNT                                                           VALUE
(UNAUDITED)               (000)                        DESCRIPTION                       (NOTE 1)
===============   ===================== =========================================   ==================
                       $    31,782      Trust 1998-48, Class 48-J,
                                         11/25/27, (I) ..........................   $ 2,433,315
Aaa                          8,598      G. E. Capital Mortgage Services
                                        Inc., REMIC Certificate 94-7,
                                         Class A-17, 2/25/09, (ARM) .............     7,609,165
AAA                          7,083      PNC Mortgage Corp., Mortgage
                                        Pass-Through Certificates,
                                        Series 1997-6, Class-A2,
                                         7/25/27, (ARM) .........................     7,094,457
                                        Prudential Home Mortgage
                                        Securities Co., Mortgage
                                        Pass-Through Certificates,
Aaa                            743      Series 1993-43, Class A-16,
                                         10/25/23, (ARM) ........................       740,113
Aaa                          2,500      Series 1993-48, Class A-8,
                                         12/25/08, (ARM) ........................     2,701,525
AAA                          5,690      Salomon Capital Access Corp., CMO,
                                        Series 1986-1, Class C, 9/01/15 .........     5,839,555
                                                                                    -----------
                                                                                    268,138,047
                                                                                    -----------
                                        COMMERCIAL MORTGAGE-BACKED
                                        SECURITIES-13.2%
AAA                          3,143      Asset Securitization Corp.,
                                        Series 1997-D5, Class PS-1,
                                         2/14/41, (I/O) .........................       303,709
AAA                         43,854      Credit Suisse First Boston Mortgage,
                                        Series 1997, Class C-1***,
                                         6/20/29, (I/O) .........................     4,433,388
AAA                         47,095      GMAC Commercial Mortgage Corp.,
                                        Series 1997-C1, Class-X,
                                         7/15/27, (I/O) .........................     4,236,042
AAA                         25,500++    Series 1998-C2, Class A-2,
                                         6.42%, 8/15/08 .........................    25,711,000
AAA                          6,000      ML Mortgage Investments,
                                        Series 1996-C1, Class A-3,
                                         7.42%, 4/25/28 .........................     6,370,750
AAA                         20,035      Morgan Stanley Capital I Inc.,
                                        Series 1997, Class HF-1**,
                                         6/15/17, (I/O) .........................     1,814,896
AAA                         10,250      NYC Mortgage Loan Trust,
                                        Series 1996, Class A-2***,
                                         6.75%, 6/25/11 .........................    10,493,438
AA                           2,000      PaineWebber Mortgage Acceptance
                                        Corp. IV, Series 1995-M1**,
                                         Class B, 6.95%, 1/15/07 ................     2,053,477
AAA                         10,000      Prudential Securities Secured
                                        Financing Corp., Series 1998-C1,
                                         Class A-1B, 7/15/08 ....................    10,169,266
                                                                                    -----------
                                                                                     65,585,966
                                                                                    -----------
                                        ASSET-BACKED SECURITIES-4.0%
AAA                         11,600      Chase Credit Card Master Trust,
                                        Series 1997-5, Class A,
                                         6.194%, 8/15/05 ........................    11,929,295
AAA                          3,555      Chase Manhattan Grantor Trust,
                                        Series 1996-B, Class A,
                                         6.61%, 9/15/02 .........................     3,590,200
A                            4,581      Money Store Trust,
                                        Series 1998-A, Class MH-2,
                                         7.23%, 5/15/30, MBIA ...................     4,543,805
                                                                                    -----------
                                                                                     20,063,300
                                                                                    -----------


                        PRINCIPAL
  RATING*                 AMOUNT                                                           VALUE
(UNAUDITED)               (000)                        DESCRIPTION                       (NOTE 1)
===============   ===================== =========================================   ==================
                                        STRIPPED MORTGAGE-BACKED
                                        SECURITIES-21.8%
Aaa                    $       882      Chase Mortgage Finance Corp.,
                                        Mortgage Pass-Through Certificates,
                                        Series 1994-A, Class AP,
                                         1/25/10, (P/O) .........................   $   706,960
AAA                            855      Collateralized Mortgage Obligation
                                        Trust, Series 29, Class A, 5/23/17,
                                         (P/O) ..................................       708,656
                                        Drexel Burnham Lambert,
AAA                            309      Trust K, Class K-1, 9/23/17, (P/O) ......       276,922
AAA                          3,284      Trust V, Class V-2A, 9/01/18, (P/O)......     2,840,454
                                        Federal Home Loan Mortgage Corp.,
                             2,802      Series 1238, Class 1238-J,
                                         1/15/07, (I/O) .........................       535,322
                            21,293      Series 1353, Class 1353-S,
                                         8/15/07, (I/O) .........................     2,288,095
                               671      Series 1418, Class 1418-M,
                                         11/15/22, (P/O) ........................       306,192
                               486      Series 1473, Class 1473-JA,
                                         2/15/05, (I/O) .........................        16,804
                            12,000++    Series 1506, Class 1506-L,
                                         3/15/22, (I/O) .........................     1,987,320
                             9,586      Series 1632, Class 1632-S,
                                         4/15/23, (I/O) .........................       436,568
                            53,000      Series 1809, Class 1809-SC,
                                         12/15/23, (I/O) ........................     4,715,410
                             9,407++    Series 1828, Class 1828-A,
                                         5/15/24, (P/O) .........................     7,724,251
                            17,664      Series 1850, Class 1850-SA,
                                         2/15/24, (I/O) .........................     1,836,680
                             3,926+      Series 1857, Class 1857-PB,
                                         12/15/08, (P/O) ........................     3,658,112
                             5,000      Series 1900, Class 1900-SV,
                                         8/15/08, (I/O) .........................     1,030,100
                             4,563      Series 1917, Class 1917-AS,
                                         5/15/08, (I/O) .........................       962,858
                            17,938      Series 1946, Class 1946-SG,
                                         3/15/24, (I/O) .........................     2,126,233
                            40,000      Series 1965, Class 1965-SA,
                                         3/15/24, (I/O) .........................     1,943,200
                            15,106      Series 2002, Class 2002-HJ,
                                         10/15/08, (I/O) ........................     1,494,859
                             5,500      Series 2009, Class 2009-HJ,
                                         10/15/22, (P/O) ........................     3,834,820
                                        Federal Housing Administration,
                            34,525      Series 184, Class 184-IO,
                                         12/01/26, (I/O) ........................     6,195,840
                             2,169      Series T-8, Class 273 A-10,
                                         11/15/28, (P/O) ........................     1,393,010
                                        Federal National Mortgage Association,
                             3,322      Trust A, Class A-2,
                                         8/01/10, (I/O) .........................       621,008
                             1,201      Trust 50, Class 50-G,
                                         12/25/21, (I/O) ........................       385,739
                             4,766      Trust 225, Class 1,
                                         2/01/23, (P/O) .........................     4,050,966

See Notes to Financial Statements.
                                       7

                        PRINCIPAL
  RATING*                 AMOUNT                                                          VALUE
(UNAUDITED)               (000)                        DESCRIPTION                      (NOTE 1)
===============   ===================== ========================================   ==================
                      $      4,575      Trust 279, Class 1,
                                         7/01/26, (P/O) ........................   $ 4,026,035
                            25,354      Trust 299, Class 2,
                                         5/01/28 (I/O) .........................     4,423,491
                               911      Trust 1991-7, Class 7-J,
                                         2/25/21, (P/O) ........................       754,645
                             3,132      Trust 1992-34, Class 34-A,
                                         4/25/22, (I/O) ........................       901,352
                            12,090      Trust 1992-60, Class 60-SB,
                                         10/25/22, (I/O) .......................       471,640
                               882      Trust 1992-68, Class 68-K,
                                         10/25/05, (I/O) .......................        42,611
                             1,428      Trust 1993-2, Class 2-KB,
                                         1/25/23, (I/O) ........................       736,185
                             8,686++    Trust 1993-213, Class 213-H,
                                         9/25/23, (P/O) ........................     8,334,461
                             2,314      Trust 1994-57, Class 57-C,
                                         1/25/24, (P/O) ........................     2,183,066
                              2,194++   Trust 1994-94, Class 94-C,
                                         8/25/23, (P/O) ........................     1,914,594
                            13,853      Trust 1995-26, Class 26-SW,
                                         2/25/24, (I/O) ........................     2,915,152
                             1,452      Trust 1996-5, Class 5-PV,
                                         11/25/23, (P/O) .......................     1,305,961
                             9,331++    Trust 1996-38, Class 38-E,
                                         8/25/23, (P/O) ........................     8,569,749
                            12,371      Trust 1996-68, Class 68-SC,
                                         1/25/24, (I/O) ........................     1,360,797
                            73,108      Trust 1997-37, Class 37-SE,
                                         10/25/22, (I/O) .......................     1,206,375
                            35,476      Trust 1997-65, Class 65-SB,
                                         3/25/24, (I/O) ........................     1,143,806
                            27,000      Trust 1997-65, Class 65-SG,
                                         6/25/23, (I/O) ........................     3,176,719
                            11,139      Trust 1997-76, Class 76-SP,
                                         12/25/23, (I/O) .......................     1,546,492
                             2,210+      Trust 1997-85, Class 85-LE,
                                         10/25/23 (P/O) ........................     2,122,507
                             5,294      Trust 1997-85, Class 85-EL,
                                         7/25/23, (P/O) ........................     5,057,090
AAA                            920      First Boston Mortgage Securities Corp.,
                                        Series 1987-C, Class Z,
                                         4/25/17, (I/O) ........................       300,282
                                        Housing Security Inc.,
AAA                            262      Series 1992-EB, Class B-8,
                                         9/25/22, (P/O) ........................       223,099
AAA                            539+      Series 1993-D, Class D-8,
                                         6/25/23, (P/O) ........................       404,366
                                        Kidder Peabody Acceptance Corp.,
AAA                          2,324      Series B, Class B-1,
                                         4/22/18, (P/O) ........................     1,976,286
Aaa                          1,259      Series B, Class B-2,
                                         4/22/18, (I/O) ........................       337,871
AAA                            294      Prudential Securities, Inc.,
                                        Trust 15, Class 1G,
                                         5/20/21, (I/O) ........................       252,724
AAA                          1,816      Structured Asset Securities Corp.,
                                        Series 1991-2, Class GA,
                                         12/20/21, (I/O) .......................       631,932


                        PRINCIPAL
  RATING*                 AMOUNT                                                          VALUE
(UNAUDITED)               (000)                        DESCRIPTION                      (NOTE 1)
===============   ===================== ========================================   ==================
AAA                   $        703      Structured Mortgage Asset Trust,
                                        Series 1993-3C, Class CX,
                                         4/25/24, (P/O) ........................   $   541,593
                                                                                   -----------
                                                                                   108,937,260
                                                                                   -----------
                                        U.S. GOVERNMENT AND
                                        AGENCY SECURITIES-23.7%
                                        Overseas Private Investment Corp.,
                               264      5.46%, 5/29/12 .........................       259,550
                               310      5.88%, 5/29/12 .........................       311,757
                               200      6.27%, 5/29/12 .........................       204,104
                               400      6.84%, 5/29/12 .........................       418,014
                                        Small Business Administration,
                                        Series 1996-20E,
                             4,336       7.60%, 5/01/16 ........................     4,716,136
                                        Series 1996-20G,
                             3,870       7.70%, 7/01/16 ........................     4,222,620
                                        Series 1996-20H,
                             3,674       7.25%, 8/01/16 ........................     3,948,054
                                        Series 1996-20K,
                             6,591       6.95%, 11/01/16 .......................     6,986,301
                             3,684       7.55%, 6/01/16 ........................     3,997,576
                                        Series 1997-20C,
                             2,805       7.15%, 3/01/17 ........................     2,999,589
                                        Series 1998-10A,
                             5,490       6.12%, 2/01/08 ........................     5,607,488
                                        United States Treasury Bonds,
                           110,000++       Zero Coupon, 8/15/17 ..................    38,657,300
                            46,046+       3.625%, 4/15/28 (TIPS) ................    46,074,376
                                                                                   -----------
                                                                                   118,402,865
                                                                                   -----------
                                        COLLATERALIZED MORTGAGE OBLIGATION
                                        RESIDUALS-0.6%
AAA                          5,435      American Housing Trust III, Senior
                                        Mortgage Pass-Through Certificates,
                                        Series 1, Class 4, (REMIC) **,
                                         3/25/19 ...............................       761,324
AA+                            273      American Housing Trust VII, Senior
                                        Mortgage Pass-Through Certificates,
                                        Series A, Class R, (REMIC),
                                         11/25/20 ..............................     1,928,025
AAA                             25      Collateralized Mortgage Obligation,
                                        Trust 13**, Class R, 1/20/03 ...........       136,666
AAA                             45      FBC Mortgage Securities Trust 16,
                                        CMO, Series A-1**,
                                         7/01/17 ...............................       150,199
NR                              43      PaineWebber Trust,
                                        Series N, Class 7, (REMIC),
                                         1/01/19 ...............................       128,780
                                                                                   -----------
                                                                                     3,104,994
                                                                                   -----------
                        NOTIONAL
                         AMOUNT
                          (000)
                    ----------------
                                        OPTIONS PURCHASED-1.6%
                                        CALL OPTIONS-1.5%
                            97,000      Interest Rate Swap, 5.85% over 3
                                         month LIBOR, expires 8/07/00 ..........     3,634,260
                           185,000      Interest Rate Swap, 5.25% over 3
                                         month LIBOR, expires 9/24/01 ..........     3,585,300
                                                                                   -----------
                                                                                     7,219,560
                                                                                   -----------

See Notes to Financial Statements.
                                       8

                  NOTIONAL
  RATING*          AMOUNT                                              VALUE
(UNAUDITED)         (000)               DESCRIPTION                   (NOTE 1)
=============   ============ =================================   =================
                             PUT OPTIONS-0.1%
                $150,000     Interest Rate Swap, 7.25% over
                              3 month LIBOR, expires 5/10/00     $    566,040
                                                                 ------------
                             Total Options Purchased
                              (cost $12,325,050)..............      7,785,600
                                                                 ------------
                             Total Long-Term Investments
                              (cost $677,615,604).............    688,468,439
                                                                 ------------
                 PRINCIPAL
                  AMOUNT
                   (000)
                  --------
                             SHORT-TERM INVESTMENTS-0.9%
                             DISCOUNT NOTE
                   4,504     Federal Home Loan Mortgage Corp.,
                             5.42%, 11/02/98
                             (cost $4,504,322) ...............      4,504,322
                                                                 ------------
                             Total Investments-138.9%
                             (cost $682,119,926)..............    692,972,761
                             Liabilities in excess of other
                             assets-(38.9%) ..................   (193,898,032)
                                                                 ------------
                             NET ASSETS-100% .................    499,074,729
                                                                 ============


---------------------
  * Using the higher of Standard & Poor's or Moody's rating.
 ** Private placements restricted as to resale.
*** Illiquid securities representing 3.8% of portfolio assets.
  + (Partial) principal amount pledged as collateral for reverse repurchase agreements.
 ++ Entire  principal  amount  pledged  as  collateral  for reverse repurchase agreements.
  @ (Partial) principal amount pledged as collateral for futures transactions.
 @@ Entire principal amount pledged as collateral for futures transactions.



                                      KEY TO ABBREVIATIONS
  ARM         - Adjustable Rate Mortgage.
  CMO         - Collateralized Mortgage Obligation.
  I           - Denotes a CMO with Interest only characteristics.
  I/O         - Interest only.
  LIBOR       - London InterBank Offer Rate.
  P           - Denotes a CMO with Principal only characteristics.
  P/O         - Principal only.
  REMIC       - Real Estate Mortgage Investment Conduit.
  TIPS        - Treasury Inflation Protection Securities.

See Notes to Financial Statements.
                                       9

--------------------------------------------------------------------------------
THE BLACKROCK INCOME TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1998
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $682,119,926) (Note 1).........   $692,972,761
Cash ......................................................        281,176
Interest receivable .......................................      5,845,825
Interest rate caps, at value
 (amortized cost $8,227,744) (Notes 1 & 3) ................      1,494,114
Due from broker-variation margin ..........................        885,004
Receivable for investments sold ...........................         36,167
                                                              -------------
                                                               701,515,047
                                                              -------------
LIABILITIES
Reverse repurchase agreements (Note 4) ....................    198,335,893
Payable for investments purchased .........................        987,755
Unrealized depreciation on interest rate swaps
  (Note 1 & 3) ............................................      1,209,739
Interest payable ..........................................        697,483
Investment advisory fee payable (Note 2) ..................        278,255
Administration fee payable (Note 2) .......................         85,504
Other accrued expenses ....................................        845,689
                                                              -------------
                                                               202,440,318
                                                              -------------
NET ASSETS ................................................   $499,074,729
                                                              =============
Net assets were comprised of:
  Common stock, at par (Note 5) ...........................   $    628,499
 Paid-in capital in excess of par .........................    563,355,769
                                                              -------------
                                                               563,984,268
 Undistributed net investment income ......................      2,250,590
 Accumulated net realized losses ..........................    (67,345,775)
 Net unrealized appreciation ..............................        185,646
                                                              -------------
Net assets, October 31, 1998 ..............................   $499,074,729
                                                              =============
NET ASSET VALUE PER SHARE:
 ($499,074,729 [div] 62,849,878 shares of
  common stock issued and outstanding) ....................   $       7.94
                                                              =============



--------------------------------------------------------------------------------
THE BLACKROCK INCOME TRUST INC.
STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 1998
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Interest (net of premium amortization of $9,449,719
  and interest expense of $11,688,747)...............   $44,371,768
                                                        -----------
Expenses
 Investment advisory ................................     3,304,129
 Administration .....................................     1,016,655
 Custodian ..........................................       136,000
 Transfer agent .....................................       129,000
 Reports to shareholders ............................       110,000
 Directors ..........................................        94,000
 Audit ..............................................        73,000
 Legal ..............................................        15,000
 Miscellaneous ......................................       261,264
                                                        -----------
  Total operating expenses ..........................     5,139,048
                                                        -----------
 Net investment income ..............................    39,232,720
                                                        -----------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTE 3)
Net realized gain (loss) on:
 Investments ........................................    23,718,109
 Futures ............................................    (2,231,694)
 Short sales ........................................   (12,279,973)
 Swaps ..............................................     1,231,981
                                                        -----------
                                                         10,438,423
                                                        -----------
Net change in unrealized appreciation
  (depreciation) on:
 Investments ........................................   (25,006,878)
 Options ............................................     2,830,500
 Interest rate caps .................................    (1,594,313)
 Futures ............................................    (1,712,645)
 Short sales ........................................       628,781
 Swaps ..............................................      (619,200)
                                                        -----------
                                                        (25,473,755)
                                                        -----------
 Net loss on investments ............................   (15,035,332)
                                                        -----------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS ...........................   $24,197,388
                                                        ===========



See Notes to Financial Statements.
                                       10

--------------------------------------------------------------------------------
THE BLACKROCK INCOME TRUST INC.
STATEMENT OF CASH FLOWS
YEAR ENDED OCTOBER 31, 1998
--------------------------------------------------------------------------------

INCREASE (DECREASE) IN CASH
Cash flows provided by operating activities:
 Interest received .......................................   $   65,349,736
 Operating expenses paid .................................       (5,848,081)
 Interest expense paid ...................................      (11,329,070)
 Purchase of short-term portfolio investments
  including options, net .................................        1,488,859
 Purchase of long-term portfolio investments .............   (1,640,163,831)
 Proceeds from disposition of long-term
  portfolio investments ..................................    1,653,545,362
 Variation margin on futures .............................        2,970,321
                                                             --------------
 Net cash flows provided by operating activities .........       66,013,296
                                                             --------------
Cash flows used for financing activities:
 Decrease in reverse repurchase agreements ...............      (30,194,307)
 Cash dividends paid .....................................      (35,583,306)
                                                             --------------
 Net cash flows used for financing activities ............      (65,777,613)
                                                             --------------
Net increase in cash .....................................          235,683
Cash at beginning of year ................................           45,493
                                                             --------------
Cash at end of year ......................................   $      281,176
                                                             ==============
RECONCILIATION OF NET INCREASE IN NET
ASSETS TO NET CASH PROVIDED BY
OPERATING ACTIVITIES
Net increase in net assets resulting from
  operations .............................................   $   24,197,388
                                                             --------------
Decrease in investments ..................................       16,005,898
Increase in interest receivable ..........................         (160,498)
Decrease in receivable for investments sold ..............       62,891,659
Increase in due from broker variation margin .............       (1,467,020)
Net realized gain ........................................      (10,438,423)
Decrease in unrealized appreciation ......................       25,473,755
Increase in depreciation on interest rate swaps ..........        1,172,661
Decrease in call options written .........................       (3,901,500)
Decrease in payable for investments sold short ...........      (25,765,500)
Decrease in payable for investments purchased ............      (51,270,274)
Increase in interest payable .............................          359,677
Decrease in deposits with brokers for
  investments sold short .................................       25,937,500
Decrease in interest rate caps ...........................        3,687,006
Decrease in accrued expenses and other
  liabilities ............................................         (709,033)
                                                             --------------
 Total adjustments .......................................       41,815,908
                                                             --------------
Net cash provided by operating activities ................   $   66,013,296
                                                             ==============



--------------------------------------------------------------------------------
THE BLACKROCK INCOME TRUST INC.
STATEMENTS OF CHANGES
IN NET ASSETS
--------------------------------------------------------------------------------
INCREASE (DECREASE)
IN NET ASSETS



                                                 YEAR ENDED OCTOBER 31,
                                           -----------------------------------
                                                 1998               1997
                                           ----------------   ----------------
Operations:
 Net investment income .................   $ 39,232,720       $ 36,244,955
 Net realized gain .....................     10,438,423         10,941,155
 Net change in net unrealized
   appreciation (depreciation) .........    (25,473,755)        20,310,564
                                           ------------       ------------
 Net increase in
   net assets resulting from
   operations ..........................     24,197,388         67,496,674
Dividends from net investment
  income ...............................    (35,352,217)       (35,352,309)
                                           ------------       ------------
 Total increase (decrease) .............    (11,154,829)        32,144,365
NET ASSETS
 Beginning of year .....................    510,229,558        478,085,193
                                           ------------       ------------
 End of year ...........................   $499,074,729       $510,229,558
                                           ============       ============

See Notes to Financial Statements.
                                       11

--------------------------------------------------------------------------------
THE BLACKROCK INCOME TRUST INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                 YEAR ENDED OCTOBER 31,
                                                           -----------------------------------
                                                                    1998              1997
PER SHARE OPERATING PERFORMANCE:                           ---------------------- ------------
Net asset value, beginning of year .......................     $      8.12          $  7.61
                                                               -----------          -------
 Net investment income (net of $0.19, $0.18,
   $0.17, $0.22 and $0.10, respectively,
   of interest expense) ..................................            0.62             0.58
 Net realized and unrealized gains (losses) ..............           (0.24)            0.49
                                                               -----------          -------
Net increase (decrease) from investment
 operations ..............................................            0.38             1.07
                                                               -----------          -------
Dividends from net investment income .....................           (0.56)            (0.56)
Distributions in excess of net investment income .........               -                 -
Return of capital distribution ...........................               -                 -
                                                               -----------          --------
 Total dividends and distributions .......................           (0.56)            (0.56)
                                                               -----------          --------
Net asset value, end of year* ............................     $      7.94          $   8.12
                                                               ===========          ========
Per share market value, end of year* .....................     $      6.94          $   6.88
                                                               ===========          ========
TOTAL INVESTMENT RETURN+  ................................            9.29%            19.68%
RATIOS TO AVERAGE NET ASSETS:
Operating expenses# ......................................            1.01%             1.02%
Net investment income ....................................            7.74%             7.63%
SUPPLEMENTAL DATA:
Average net assets (in thousands) ........................     $   506,858          $474,903
Portfolio turnover .......................................             214%              220%
Net assets, end of year (in thousands) ...................     $   499,075          $510,230
Reverse repurchase agreements outstanding,
 end of year (in thousands) ..............................     $   198,336          $228,530
Asset coverage++   .......................................     $     3,520          $  3,233



                                                                   YEAR ENDED OCTOBER 31,
                                                           ---------------------------------------
                                                               1996         1995          1994
PER SHARE OPERATING PERFORMANCE:                           ------------ ------------ -------------
Net asset value, beginning of year .......................   $  7.66      $  7.25      $   8.75
                                                             --------     -------      --------
 Net investment income (net of $0.19, $0.18,
   $0.17, $0.22 and $0.10, respectively,
   of interest expense) ..................................      0.55         0.51          0.73
 Net realized and unrealized gains (losses) ..............     (0.01)        0.65         (1.45)
                                                             --------     -------      --------
Net increase (decrease) from investment
 operations ..............................................      0.54         1.16         (0.72)
                                                             --------     -------      --------
Dividends from net investment income .....................     (0.55)        (0.66)       (0.78)
Distributions in excess of net investment income .........     (0.04)           --           --
Return of capital distribution ...........................        --         (0.09)          --
                                                             --------     --------     --------
 Total dividends and distributions .......................     (0.59)        (0.75)       (0.78)
                                                             --------     --------     --------
Net asset value, end of year* ............................   $  7.61      $  7.66      $   7.25
                                                             ========     ========     ========
Per share market value, end of year* .....................   $  6.25      $  7.25      $   6.38
                                                             ========     ========     ========
TOTAL INVESTMENT RETURN+  ................................     (5.36%)       26.50%      (15.31%)
RATIOS TO AVERAGE NET ASSETS:
Operating expenses# ......................................      1.08%         1.08%        1.10%
Net investment income ....................................      7.36%         6.85%        9.21%
SUPPLEMENTAL DATA:
Average net assets (in thousands) ........................   $473,056     $466,449     $496,707
Portfolio turnover .......................................       440%          267%         223%
Net assets, end of year (in thousands) ...................   $478,085     $481,301     $455,651
Reverse repurchase agreements outstanding,
 end of year (in thousands) ..............................   $204,438     $214,438     $109,286
Asset coverage++ .........................................   $ 3,339      $  3,244     $  5,169

----------
 * NAV and market value are published in THE WALL STREET JOURNAL each Monday.
 # The ratios of operating expenses including interest expense to average net assets were 3.33%, 3.44%, 3.38%, 4.08% and 2.32% for the periods indicated above, respectively.
 + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each year reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. This calculation does not reflect brokerage commissions.
++ Per $1,000 of reverse repurchase agreement outstanding.

The information above represents the audited operating performance for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data, for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.


                       See Notes to Financial Statements.
                                       12

--------------------------------------------------------------------------------
THE BLACKROCK INCOME TRUST INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION ACCOUNTING POLICIES

     The BlackRock Income Trust Inc. (the "Trust"), a Maryland & corporation, is a diversified closed-end management in-vestment company. The investment objective of the Trust is to achieve high monthly income consistent with preservation of capital. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

     The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: The Trust values mortgage-backed, asset-backed and other debt securities, interest rate swaps, caps, floors and non-exchange traded options on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on the applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades unless the Trust's Board of Directors determines that such price does not reflect its fair value, in which case it will be valued at its fair value as determined by the Trust's Board of Directors. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

     Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less. Short-term securities with a term to maturity greater than 60 days from the date of purchase are valued at current market quotations until maturity.

     In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

OPTION SELLING/PURCHASING: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

     Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

     Option selling and purchasing is used by the Trust to effectively "hedge" positions so that changes in interest rates do not change the duration of the portfolio unexpectedly. In general, the Trust uses options to hedge a long or short position or an overall portfolio that is longer or shorter than the benchmark security. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the opti on period. Put options can be purchased to effectively hedge a position or a portfolio against price declines if a portfolio is long. In the same sense, call options can be purchased to hedge a portfolio that is shorter than its benchmark against price changes. The Trust can also sell (or write) covered call options and put options to hedge portfolio positions.

     The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

INTEREST RATE SWAPS: In a simple interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

     During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by "marking-to-market" to reflect the market value of the swap. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract, if any.


     The Trust is exposed to credit loss in the event of non-performance by the other party to the mortgage swap. However, the Trust does not anticipate non-performance by any counterparty.

SWAP OPTIONS: Swap options are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option. Premiums received or paid from writing or purchasing options are recorded as liabilities or assets and are subsequently adjusted to the current market value of the option written or purchased.
Premiums received or paid from writing or purchasing options which expires unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commission, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or loss on investment transactions.

     The main risk that is associated with purchasing swap options is that the swap option expires without being exercised. In this case, the option expires worthless and the premium paid for the swap option is considered the loss. The main risk that is associated with the writing of a swap option is the market risk of an unfavorable change in the value of the interest rate swap underlying the written swap option.

     Swap options may be used by the Trust to manage the duration of the Trust's portfolio reflecting the view of the Trust's management in the direction of interest rates.

FINANCIAL FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking- to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin pay ments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

     Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively "hedge" positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

     The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at the risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of the underlying positions.

SHORT SALES: The Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received.

SECURITIES LENDING: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust.

INTEREST RATE CAPS: Interest rate caps are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate over a specified fixed or floating rate.
     Interest rate caps are intended to both manage the duration of the Trust's portfolio and its exposure to changes in short term rates. Owning interest rate caps reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The effect on income involves protection from rising short term rates, which the Trust experiences primarily in the form of leverage.
     The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate cap. However, the Trust does not anticipate non-performance by any counterparty.
     Transactions fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate cap. The asset or liability is subsequently adjusted to the current market value of the interest rate cap purchased or sold. Changes in the value of the interest rate cap are recognized as unrealized gains and losses.

INTEREST RATE FLOORS: Interest rate floors are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate under a specified fixed or floating rate.

     Interest rate floors are used by the Trust to both manage the duration of the portfolio and its exposure to changes in short-term interest rates. Selling interest rate floors reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The Trust's leverage provides extra income in a period of falling rates. Selling floors reduces some of that advantage by partially monetizing it as an up front payment which the Trust receives.

     The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate floor. However, the Trust does not anticipate non-performance by any counterparty.

     Transactions fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate floor. The asset or liability is subsequently adjusted to the current market value of the interest rate floor purchased or sold. Changes in the value of the interest rate floor are recognized as unrealized gains and losses.

SECURITIES TRANSACTIONS AND NET INVESTMENT INCOME:
Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes discount and amortizes premium on securities purchased using the interest method. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions monthly, first from net investment income, then from realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2. AGREEMENTS

     The Trust has an Investment Advisory Agreement with BlackRock Financial Management, Inc. (the "Adviser"), a wholly- owned corporate subsidiary of BlackRock Advisors, Inc., which is an indirect majority-owned subsidiary of PNC Bank, N.A., and an Administration Agreement with Prudential Investments Fund Management LLC ("PIFM"), an indirect, wholly-owned subsidiary of The Prudential Insurance Co. of America.

     The investment fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.65% of the Trust's average weekly net assets. The administration fee paid to PIFM is also computed weekly and payable monthly at an annual rate of 0.20% of the first $500 million of the Trust's average weekly net assets and 0.15% of any excess.

     Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust. PIFM pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

NOTE 3. PORTFOLIO SECURITIES

     Purchases and sales of investment securities, other than short-term investments and dollar rolls, for the year ended October 31, 1998 aggregated $1,589,447,018 and $1,509,958,130, respectively.

     The Trust may invest without limit in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities") although the Trust does not expect that such investments will generally exceed 25% of its portfolio assets. At October 31, 1998, the Trust held 3.8% of its portfolio assets in illiquid securities all of which were securities restricted as to resale.

     The Trust may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by PNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears) or mortgage related securities containing loans or mortgages originated by PNC Bank or its affiliates, including Midland Loan Services, Inc. It is possible under certain circumstances, PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc. could have interests that are in conflict with the holders of these mortgage backed securities, and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc.

     The federal income tax basis of the Trust's investments at October 31, 1998 was $682,726,382 and, accordingly, net unrealized appreciation was $10,246,379 (gross unrealized appreciation $54,426,199; gross unrealized depreciation $44,179,820).

     For federal income tax purposes, the Trust has a capital loss carryforward at October 31, 1998 of approximately $69,599,900 of which approximately $3,440,300 will expire in 2001, approximately $23,358,100 will expire in 2002, approximately $15,428,300 will expire in 2003 and approximately $27,373,200 will expire in 2004. Such carryforward is after utilization of approximately $11,896,700 to offset the Trust's net taxable gains recognized in the year ended October 31, 1998. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

     Details of open financial futures contracts at October 31, 1998 are as follows:


                                                         VALUE AT          VALUE AT         UNREALIZED
NUMBER OF                              EXPIRATION         TRADE          OCTOBER 31,       APPRECIATION
CONTRACTS                 TYPE            DATE             DATE              1998         (DEPRECIATION)
-----------------   ---------------   ------------   ---------------   ---------------   ---------------
Long Positions:
       2,851        30 yr. T-Bond     Dec. 1998      $178,176,052      $174,152,344      $(4,023,708)
Short Positions:
       2,279        10 yr. T-Note     Dec. 1998       326,312,388       325,012,500        1,299,888
                                                                                         -----------
                                                                                         $(2,723,820)
                                                                                         ===========

     The Trust entered into four interest rate caps. Under all agreements the Trust receives the excess, if any, of a floating rate over a fixed rate. The Trust paid a transaction fee for each agreement. Details of the caps at October 31, 1998 are as follows:



 NOTIONAL                                                                    VALUE AT
  AMOUNT        FIXED        FLOATING      TERMINATION      AMORTIZED      OCTOBER 31,       UNREALIZED
   (000)        RATE           RATE            DATE            COST            1998         DEPRECIATION
----------   ----------   -------------   -------------   -------------   -------------   ---------------
$50,000      6.00%        3 mth LIBOR       2/19/02       $1,064,662      $  246,750      $  (817,912)
100,000      6.50%        3 mth LIBOR        4/4/02        2,457,557         377,364       (2,080,193)
100,000      7.00%        3 mth LIBOR       4/18/03        2,555,776         470,000       (2,085,776)
100,000      7.25%        3 mth LIBOR       4/23/03        2,149,749         400,000       (1,749,749)
                                                          ----------      ----------      -----------
                                                          $8,227,744      $1,494,114      $(6,733,630)
                                                          ==========      ==========      ===========

     Details of open interest rate swaps at October 31, 1998 are as follows:



    NOTIONAL                                                                           UNREALIZED
     AMOUNT                             FIXED                        TERMINATION      APPRECIATION
      (000)              TYPE           RATE       FLOATING RATE         DATE        (DEPRECIATION)
----------------   ---------------   ----------   ---------------   -------------   ---------------
$   (20,000)       Interest Rate      7.50%       1 month LIBOR     04/25/02        $(1,287,200)
     (5,455)       Forward Rate      7.235%       1 month LIBOR     06/15/11             77,461
                                                                                    -----------
                                                                                    $(1,209,739)
                                                                                    ===========

     Details of open swaptions at October 31, 1998 are as follows:



 NOTIONAL                                                                            VALUE AT
  AMOUNT                 FIXED        FLOATING      TERMINATION                     OCTOBER 31,
   (000)      TYPE       RATE           RATE            DATE            COST           1998
----------   ------   ----------   -------------   -------------   -------------   ------------
Purchased:
$97,000      Call     5.85%        3 mth LIBOR     8/07/00         $2,022,450      $3,634,260
185,000      Call     5.25%        3 mth LIBOR     9/24/01          3,507,600       3,585,300
150,000      Put      7.25%        3 mth LIBOR     5/12/00          6,795,000         566,040
                                                                                   ----------
                                                                                   $7,785,600
                                                                                   ==========

NOTE 4. BORROWINGS

REVERSE REPURCHASE AGREEMENTS: The Trust enters into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Trust's Board of Directors. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the lender containing liquid high grade securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement.

     The average daily balance of reverse repurchase agreements outstanding during the year ended October 31, 1998 was approximately $218,735,000 at a weighted average interest rate of approximately 5.47%. The maximum amount of reverse repurchase agreements outstanding at any month-end during the period was $198,335,893 as of October 31, 1998, which was 28.27% of total assets.

DOLLAR ROLLS: The Trust enters into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The Trust did not enter into dollar rolls during the year ended October 31, 1998.



NOTE 5. CAPITAL

     There are 200 million shares of $.01 par value common stock authorized. Of the 62,849,878 shares outstanding at October 31, 1998, the Adviser owned 10,753 shares.

NOTE 6. DIVIDENDS

     Since October 31, 1998, the Board of Directors of the Trust declared dividends from undistributed earnings of $0.046875 per share payable November 16, 1998 to shareholders of record on November 30, 1998.

--------------------------------------------------------------------------------
                        THE BLACKROCK INCOME TRUST INC.
                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
The Shareholders and Board of Directors of
The BlackRock Income Trust Inc.:

     We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The BlackRock Income Trust Inc. as of October 31, 1998 and the related statements of operations for the year then ended and of changes in net investment assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards.Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The BlackRock Income Trust Inc. at October 31, 1998, and the results of its operations, the changes in its net investment assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


/s/ DELOITTE & TOUCHE LLP
-------------------------

Deloitte & Touche LLP

New York, New York
December 11, 1998

--------------------------------------------------------------------------------
                        THE BLACKROCK INCOME TRUST INC.
                                TAX INFORMATION
--------------------------------------------------------------------------------
     We wish to advise you as to the federal tax status of dividends and distributions paid by the Trust during its fiscal year ended October 31, 1998

     During the fiscal year ended October 31, 1998, the Trust paid dividends and distributions of $0.56 per share from net investment income. For federal income tax purposes, the aggregate of any dividends and short-term capital gains distributions you received are reportable in your 1998 federal income tax return as ordinary income. Further, we wish to advise you that your income dividends do not qualify for the dividends received deduction.

     We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders. Please be advised that 9.66% of the dividends paid from ordinary income in the fiscal year ended October 31, 1998, qualify for each of these states' tax exclusion.

     For the purpose of preparing your 1998 annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099 DIV which will be mailed to you in January 1999.

--------------------------------------------------------------------------------
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------
     Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by State Street Bank & Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Custodian, as dividend disbursing agent.

     The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue shares under the Plan below net asset value.

     Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.

     The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income taxes that may be payable on such dividend or distributions.

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The addresses are on the front of this report.

--------------------------------------------------------------------------------
                        THE BLACKROCK INCOME TRUST INC.
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
     There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.


     YEAR 2000 READINESS DISCLOSURE. The Trust is currently in the process of evaluating its information technology infrastructure for Year 2000 compliance. Substantially all of the Trust's information systems are supplied by the Adviser. The Adviser has advised the Trust that it is currently evaluating whether such systems are year 2000 compliant and that it expects to incure costs of up to approximately five hundred thousand dollars to complete such evaluation and to make any modifications to its systems as may be necessary to achieve Year 2000 compliance. The Adviser has advised the Trust that it expects to have fully tested its systems for Year 2000 compliance by December 31, 1998. The Trust may be required to bear a portion of such cost incurred by the Adviser in this regard. The Adviser has advised the Trust that it does not anticipate any material disruption in the operations of the Trust as a result of any failure by the Adviser to achieve Year 2000 compliance. There can be no assurance that the costs will not exceed the amount referred to above or that the Trust will not experience a disruption in operations.


     The Adviser has advised the Trust that it is in the process of evaluating the Year 2000 compliance of various suppliers of the Adviser and the Trust. The Adviser has advised the Trust that it intends to communicate with such suppliers to determine their Year 2000 compliance status and the extent to which the Adviser or the Trust could be affected by any supplier's Year 2000 compliance issues. To date, however, the Adviser has not received responses from all such suppliers with respect to their Year 2000 compliance, and there can be no assurance that the systems of such suppliers, who are beyond the Trust's control, will be Year 2000 compliant. In the event that any of the Trust's significant suppliers do not successfully and timely achieve Year 2000 compliance, the Trust's business or operations could be adversely affected. The Adviser has advised the Trust that it is in the process of preparing a contingency plan for Year 2000 compliance by its suppliers. There can be no assurance that such contingency plan will be successful in preventing a disruption of the Trust's operations.


     The Trust is designating this disclosure as its year 2000 readiness disclosure for all purposes under the Year 2000 Information and Readiness
Disclosure Act and the foregoing information shall constitute a Year 2000 statement for purposes of that Act.

--------------------------------------------------------------------------------
                        THE BLACKROCK INCOME TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------
THE TRUST'S INVESTMENT OBJECTIVE

The BlackRock Income Trust's investment objective is to manage a portfolio of high grade securities to achieve high monthly income consistent with preservation of capital. The Trust will seek to achieve its objective by investing in Canadian and U.S. dollar-denominated securities.


WHO MANAGES THE TRUST?

BlackRock   Financial   Management,  Inc.  ("BlackRock")  is  an  SEC-registered
investment adviser. BlackRock and its affiliates currently manage over $122 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. Domestic fixed income strategies utilize the government, mortgage, corporate and municipal bond sectors. BlackRock manages twenty-one closed-end funds that are traded on either the New York or American stock exchanges, and a $23 billion family of open-end equity and bond funds. Current institutional clients number 410, domiciled in the United States and overseas.


WHAT CAN THE TRUST INVEST IN?

The Trust will invest primarily in securities issued or guaranteed by the federal governments of Canada and the United States, their political subdivisions (which include the Canadian provinces) and their agencies and instrumentalities. The Trust's investments will be either government securities or securities rated "BBB" or higher at the time of investment by Standard & Poor's or "A2" by Moody's, or securities which BlackRock deems as of comparable quality. Under current market conditions, it is expected that the percentage of the Trust's assets invested in Canadian dollar-denominated securities will be approximately 65% and 75%. Examples of types of securities in which the Trust may invest include Canadian and U.S. government or government agency residential mortgage-backed securities, privately issued mortgage-backed securities, Canadian provincial debt securities, U.S. Government securities, commercial mortgage-backed securities, asset-backed securities and other debt securities issued by Canadian and U.S. corporations and other entities. Under current market conditions, BlackRock expects that the primary investments of the Trust to be Canadian mortgage-backed securities, Canadian provincial debt securities, U.S. government securities, securities backed by U.S. government agencies (such as residential mortgage-backed securities), privately issued mortgage-backed securities and commercial mortgage-backed securities.


WHAT IS THE ADVISER'S INVESTMENT STRATEGY?

The Adviser will seek to meet the Trust's investment objective by managing the asset of the Trust so as to provide high monthly income consistent with the preservation of capital. The Trust will seek to provide monthly income that is greater than that which could be obtained by investing in U.S. Treasury securities with an average life similar to that of the Trust's assets. In seeking the investment objective, BlackRock actively manages the Trust's assets in relation to market conditions and changes in general economic conditions in Canada and the U.S., including its expectations regarding interest rate changes and changes in currency exchange rates between the U.S. dollar and the Canadian dollar, to attempt to take advantage of favorable investment opportunities in each country. As such, the allocation between Canadian and U.S. securities will change from time to time. Under current market conditions, the average life of the Trust's assets is expected to be in the range of seven to ten years. Under other market conditions, the Trust's average life may vary and may not be predictable using any formula.

While the Adviser has the opportunity to hedge against currency risks associated with Canadian securities, the Trust is intended to provide exposure to the Canadian marketplace. As a result, historically, currency hedging has not been widely practiced by the Trust. However, BlackRock will attempt to limit interest rate risk by constantly monitoring the duration (or price sensitivity with respect to changes in interest rates) of the Trust's assets so that it is within the range of U.S. Treasury securities with average lives of seven to ten years. In doing so, the Adviser will attempt to locate securities with better predictability of cash flows such as U.S. commercial mortgage-backed securities. In addition, the Canadian mortgage-backed securities in which the Trust invests are not prepayable, contributing to the predictability of the Trust's cash flows. Traditional residential U.S.

mortgage pass-through securities make interest and principal payments on a monthly basis and can be a source of attractive levels of income to the Trust. While the U.S. mortgage-backed securities in the Trust are of high credit quality, they typically offer a yield spread over Treasuries due to the uncertainty of the timing of their cash flows as they are subject to prepayment exposure when interest rates change and mortgage holders refinance their mortgages or move. While U.S. mortgage-backed securities do offer the opportunity for attractive yields, they subject a portfolio to interest rate risk and prepayment exposure which result in reinvestment risk when prepaid principal must be reinvested.


HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD?

Does  the  Trust  Pay  Dividends Regularly? The Trust's shares are traded on the
New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the Trust through the Trust's transfer agent, State Street Bank & Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.


LEVERAGE CONSIDERATIONS IN THE TRUST

Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the use of reverse repurchase agreements and dollar rolls. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage. In general, the portfolio is typically leveraged at approximately 331|M/3% of total assets.

Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the Trust in a declining rate environment, but can cause net assets to decline faster than the market in a rapidly rising rate environment. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interest of shareholders.


SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO THE TRUST

THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

INVESTMENT OBJECTIVE. Although the objective of the Trust is to provide high monthly income consistent with preservation of capital, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to vary over time as fixed income market conditions change. Future dividends may be higher or lower than the dividend the Trust is currently paying.

CURRENCY EXCHANGE RATE CONSIDERATIONS. Because the Trust's net asset value is expressed in U.S. dollars, and the Trust invests a substantial percentage of its assets in Canadian dollar-denominated assets, any change in the exchange rate between these two currencies will have an effect on the net asset value of the Trust. As a result, if the U.S. dollar appreciates against the Canadian dollar, the Trust's net asset value would decrease if not offset by other gains.

LEVERAGE. The Trust utilizes leverage through reverse repurchase agreements and dollar rolls, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BNA) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The cash flow and yield characteristics of these securities differ from traditional debt securities. The major differences typically include more frequent payments and the possibility of prepayments on certain U.S. mortgage-backed securities which will change the yield to maturity of the security.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

NON-U.S. SECURITIES. The Trust may invest a portion of its assets in non-U.S. dollar-denominated securities which involve special risks such as currency, political and economic risks, although under current market conditions does not do so.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
                        THE BLACKROCK INCOME TRUST INC.
                                   GLOSSARY
--------------------------------------------------------------------------------

ADJUSTABLE RATE MORTGAGE-BACKED  Mortgage  instruments  with interest rates that
SECURITIES (ARMS):               adjust at periodic  intervals at a fixed amount
                                 over the  market  levels of  interest  rates as
                                 reflected in specified indexes. ARMS are backed
                                 by mortgage loans secured by real property.

ASSET-BACKED SECURITIES:         Securities   backed   by   various   types   of
                                 receivables  such as automobile and credit card
                                 receivables.

CANADIAN MORTGAGE SECURITIES:    Canadian   Mortgage   instruments   which   are
                                 guaranteed  by the  Canadian  Mortgage  Housing
                                 Corporation  (CMHC), a federal agency backed by
                                 the  full  faith  and  credit  of the  Canadian
                                 Government.

CLOSED-END FUND:                 Investment  vehicle  which  initially  offers a
                                 fixed  number of shares  and  trades on a stock
                                 exchange.  The fund  invests in a portfolio  of
                                 securities  in   accordance   with  its  stated
                                 investment objectives and policies.

COLLATERALIZED                   Mortgage-backed   securities   which   separate
MORTGAGE OBLIGATIONS (CMOS):     mortgage   pools  into   short,   medium,   and
                                 long-term  securities with different priorities
                                 for receipt of  principal  and  interest.  Each
                                 class  is  paid a  fixed  or  floating  rate of
                                 interest  at regular  intervals.  Also known as
                                 multiple-class mortgage pass-throughs.

DISCOUNT:                        When a fund's net asset  value is greater  than
                                 its stock  price the fund is said to be trading
                                 at a discount.

DIVIDEND:                        This is income  generated  by  securities  in a
                                 portfolio and distributed to shareholders after
                                 the deduction of expenses.  This Trust declares
                                 and pays dividends on a monthly basis.

DIVIDEND REINVESTMENT:           Shareholders    may    elect    to   have   all
                                 distributions  of dividends  and capital  gains
                                 automatically reinvested into additional shares
                                 of the Trust.

FHA: Federal Housing Administration, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages.

FHLMC:                           Federal  Home  Loan  Mortgage  Corporation,   a
                                 publicly owned, federally chartered corporation
                                 that facilitates a secondary mortgage market by
                                 purchasing   mortgages  from  lenders  such  as
                                 savings  institutions  and  reselling  them  to
                                 investors    by   means   of    mortgage-backed
                                 securities.   Obligations   of  FHLMC  are  not
                                 guaranteed  by the  U.S.  government,  however;
                                 they are backed by FHLMC's  authority to borrow
                                 from the U.S. government. Also known as Freddie
                                 Mac.

FNMA:                            Federal  National   Mortgage   Association,   a
                                 publicly owned, federally chartered corporation
                                 that facilitates a secondary mortgage market by
                                 purchasing   mortgages  from  lenders  such  as
                                 savings  institutions  and  reselling  them  to
                                 investors    by   means   of    mortgage-backed
                                 securities.   Obligations   of  FNMA   are  not
                                 guaranteed  by the  U.S.  government,  however;
                                 they are backed by FNMA's  authority  to borrow
                                 from the U.S. government.  Also known as Fannie
                                 Mae.

GNMA:                            Government  National  Mortgage  Association,  a
                                 government  agency that facilitates a secondary
                                 mortgage  market by  providing  an agency  that
                                 guarantees   timely  payment  of  interest  and
                                 principal on mortgages.  GNMA's obligations are
                                 supported  by the full  faith and credit of the
                                 U.S. Treasury. Also known as Ginnie Mae.

GOVERNMENT SECURITIES:             Securities  issued or  guaranteed by the U.S.
                                   government,   or  one  of  its   agencies  or
                                   instrumentalities,  such as GNMA  (Government
                                   National Mortgage Association), FNMA (Federal
                                   National  Mortgage   Association)  and  FHLMC
                                   (Federal Home Loan Mortgage Corporation).

INTEREST-ONLY SECURITIES (I/O):    Mortgage  securities  that  receive  only the
                                   interest cash flows from an  underlying  pool
                                   of mortgage loans or underlying  pass-through
                                   securities. Also known as a STRIP.

INVERSE-FLOATING RATE MORTGAGES:   Mortgage instruments with coupons that adjust
                                   at periodic intervals  according to a formula
                                   which  sets  inversely  with a  market  level
                                   interest rate index.

MARKET PRICE:                      Price per share of a security  trading in the
                                   secondary market. For a closed-end fund, this
                                   is the  price at which  one share of the fund
                                   trades on the stock exchange.  If you were to
                                   buy or sell shares,  you would pay or receive
                                   the market price.

MORTGAGE DOLLAR ROLLS:             A mortgage  dollar roll is a  transaction  in
                                   which  the  Trust  sells   mortgage-   backed
                                   securities  for delivery in the current month
                                   and  simultaneously  contracts to  repurchase
                                   substantially similar (although not the same)
                                   securities on a specified future date. During
                                   the "roll" period, the Trust does not receive
                                   principal   and  interest   payments  on  the
                                   securities,  but is compensated for giving up
                                   these  payments  by  the  difference  in  the
                                   current  sales price (for which the  security
                                   is sold) and lower  price that the Trust pays
                                   for the  similar  security at the end date as
                                   well  as the  interest  earned  on  the  cash
                                   proceeds of the initial sale.

MORTGAGE PASS-THROUGHS:            Mortgage-backed  securities  issued by Fannie
                                   Mae, Freddie Mac or Ginnie Mae.

MULTIPLE-CLASS PASS-THROUGHS:      Collateralized   Mortgage  Obligations.   Net
NET ASSET VALUE (NAV):             asset value is the total  market value of all
                                   securities  held by the  Trust,  plus  income
                                   accrued   on  its   investments,   minus  any
                                   liabilities   including   accrued   expenses,
                                   divided  by the total  number of  outstanding
                                   shares.  It  is  the  underlying  value  of a
                                   single  share on a given day. Net asset value
                                   for  the  Trust  is  calculated   weekly  and
                                   published  in BARRON'S  on  Saturday  and THE
                                   WALL STREET JOURNAL each Monday.

PRINCIPAL-ONLY SECURITIES (P/O):   Mortgage  securities  that  receive  only the
                                   principal cash flows from an underlying  pool
                                   of mortgage loans or underlying  pass-through
                                   securities. Also known as a STRIP.

PROJECT LOANS:                     Mortgages   for    multi-family,    low-   to
                                   middle-income housing.

PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

RESIDUALS:                         Securities    issued   in   connection   with
                                   collateralized   mortgage   obligations  that
                                   generally represent the excess cash flow from
                                   the mortgage assets  underlying the CMO after
                                   payment  of  principal  and  interest  on the
                                   other    CMO     securities    and    related
                                   administrative expenses.

REVERSE REPURCHASE AGREEMENTS:     In a reverse repurchase agreement,  the Trust
                                   sells  securities  and  agrees to  repurchase
                                   them at a  mutually  agreed  date and  price.
                                   During  this  time,  the Trust  continues  to
                                   receive the principal  and interest  payments
                                   from that  security.  At the end of the term,
                                   the Trust receives the same  securities  that
                                   were sold for the same initial  dollar amount
                                   plus  interest  on the cash  proceeds  of the
                                   initial sale.

STRIPPED MORTGAGE BACKED           Arrangements  in  which a pool of  assets  is
SECURITIES                         separated   into  two  classes  that  receive
                                   different  proportions  of the  interest  and
                                   principal    distribution   from   underlying
                                   mortgage-backed securities. IO's and PO's are
                                   examples of STRIPs.

--------------------------------------------------------------------------------
                   THE BLACKROCK FINANCIAL MANAGEMENT, INC.
                   SUMMARY OF CLOSED-END FUNDS TAXABLE TRUST
--------------------------------------------------------------------------------
TAXABLE TRUSTS
--------------------------------------------------------------------------------

                                                              STOCK      MATURITY
                                                              SYMBOL        DATE
PERPETUAL TRUSTS                                            ----------   ---------
The BlackRock Income Trust Inc.                                BKT          N/A
The BlackRock North American Government Income Trust Inc.      BNA          N/A

TERM TRUSTS
The BlackRock 1998 Term Trust Inc.                             BBT         12/98
The BlackRock 1999 Term Trust Inc.                             BNN         12/99
The BlackRock Target Term Trust Inc.                           BTT         12/00
The BlackRock 2001 Term Trust Inc.                             BLK         06/01
The BlackRock Strategic Term Trust Inc.                        BGT         12/02
The BlackRock Investment Quality Term Trust Inc.               BQT         12/04
The BlackRock Advantage Term Trust Inc.                        BAT         12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.      BCT         12/09

TAX-EXEMPT TRUSTS
--------------------------------------------------------------------------------

                                                                     STOCK      MATURITY
                                                                     SYMBOL       DATE
PERPETUAL TRUSTS                                                   ---------   ---------
The BlackRock Investment Quality Municipal Trust Inc.                BKN          N/A
The BlackRock California Investment Quality Municipal Trust Inc.     RAA          N/A
The BlackRock Florida Investment Quality Municipal Trust             RFA          N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc.     RNJ          N/A
The BlackRock New York Investment Quality Municipal Trust Inc.       RNY          N/A

TERM TRUSTS
The BlackRock Municipal Target Term Trust Inc.                       BMN         12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.                 BRM         12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.      BFC         12/08
The BlackRock Florida Insured Municipal 2008 Term Trust              BRF         12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.        BLN         12/08
The BlackRock Insured Municipal Term Trust Inc.                      BMT         12/10

IF  YOU  WOULD LIKE FURTHER INFORMATION PLEASE DO NOT HESITATE TO CALL BLACKROCK
                            AT (800) 227-7BFM (7236)
                    OR CONSULT WITH YOUR FINANCIAL ADVISOR.

--------------------------------------------------------------------------------
                      BLACKROCK FINANCIAL MANAGEMENT, INC.
                                  AN OVERVIEW
--------------------------------------------------------------------------------
     BlackRock Financial Management, Inc. ("BlackRock") is an SEC-registered investment adviser. BlackRock and its affiliates currently manage over $122 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. BlackRock manages twenty-one closed-end funds that are traded on either the New York or American stock exchanges, and a $23 billion family of open-end equity and bond funds. Current institutional clients number 410, domiciled in the United States and overseas.

     BlackRock's  fixed  income  product  was  introduced  in  1988 by a team of highly seasoned fixed income professionals. These professionals had extensive experience creating, analyzing and trading a variety of fixed income instruments, including the most complex structured securities. In fact, several individuals at BlackRock were responsible for developing many of the major innovations in the mortgage-backed and asset-backed securities markets, including the creation of the first CMO, the floating rate CMO, the senior/subordinated pass-through and the multi-class asset-backed security.

     BlackRock is unique among asset management and advisory firms in the emphasis it places on the development of proprietary analytical capabilities. Over one quarter of the firm's professionals is dedicated to the design, maintenance and use of these systems, which are not otherwise available to investors. BlackRock's proprietary analytical tools are used for evaluating, and designing fixed income investment strategies for client portfolios. Securities purchased include mortgages, corporate bonds, municipal bonds and a variety of hedging instruments.

     BlackRock has developed investment products that respond to investors' needs and has been responsible for several major innovations in closed-end funds. In fact, BlackRock introduced the first closed-end mortgage fund, the first taxable and tax-exempt closed-end funds to offer a finite term, the first closed-end fund to achieve a AAA rating by Standard & Poor's, and the first closed-end fund to invest primarily in North American Government securities. Currently, BlackRock's closed-end funds have dividend reinvestment plans, which are designed to provide ongoing demand for the stock in the secondary market. BlackRock manages a wide range of investment vehicles, each having specific investment objectives and policies.

     In view of our continued desire to provide a high level of service to all our shareholders, BlackRock maintains a toll-free number for your questions. The number is (800) 227-7BFM (7236). We encourage you to call us with any questions that you may have about your BlackRock funds and we thank you for the continued trust that you place in our abilities.
















                     IF YOU WOULD LIKE FURTHER INFORMATION
           PLEASE DO NOT HESITATE TO CALL BLACKROCK AT (800) 227-7BFM

                                    BLACKROCK

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein


OFFICERS
Ralph L. Schlosstein, PRESIDENT
Scott Amero, VICE PRESIDENT
Vice Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Karen H. Sabath, SECRETARY


INVESTMENT ADVISER
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM


ADMINISTRATOR
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077


CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM


INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434


LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY 10022


     This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.




                         THE BACKROCK INCOME TRUST INC.
                c/o Prudential Investments Fund Management LLC
                              Gateway Center Three
                              100 Mulberry Street
                             Newark, NJ 07102-4077
                                 (800) 227-7BFM


[GRAPHIC OMITTED]



 [logo] Printed on recycled paper                                    09247F-10-0

--------------------------------------------------------------------------------
THE BLACKROCK
INCOME
TRUST INC.
--------------------------------------------------------------------------------
ANNUAL REPORT
OCTOBER 31, 1998